SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

March 12, 2010
Date of report (Date of earliest event reported)

Petroleum Development Corporation
Exact Name of Registrant as Specified in Charter

Nevada	0-7246	95-2636730
State or Other Jurisdiction of Incorporation	Commission File Number	IRS Employer Identification Number

1775 Sherman Street, Suite 3000, Denver, CO  80203
Address of Principal Executive Offices

303-860-5800
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

No Change
Former Name or Former Address, if Changed Since Last Report

Item 7.01	Regulation FD Disclosure.

On March 12, 2010, Petroleum Development Corporation (PDC) will host a conference for equity analysts and institutional investors at the NASDAQ facility at 4 Times Square in New York, New York, at 10:30 a.m. EST.  The presentation will include a 2010 outlook update.  PDC representatives at the conference will include Richard W. McCullough, Chairman and Chief Executive Officer; Gysle R. Shellum, Chief Financial Officer; Barton R. Brookman, Senior Vice President Exploration and Production; and Lance A. Lauck, Senior Vice President Business Development.

A copy of the slide presentation that will be presented at the conference is attached hereto by reference as Exhibit 99.1.

Information included in this report, and in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (The Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in the filing

EXHIBIT INDEX

Item 9.01.                        Financial Statements and Exhibits.

Exhibit No.	Description
99.1	PRESENTATION: Petroleum Development Corporation 2010 Analyst Day, March 12, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROLEUM DEVELOPMENT CORPORATION

Date:	March 12, 2010

By:	/s/ Richard W. McCullough
Richard W. McCullough
Chairman & CEO